SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
SMITH BARNEY MUNICIPAL FUND, INC.
(the "Funds")

Supplement dated February 25, 1998 to
Prospectuses dated
April 30, 1997

	The Funds may invest in zero coupon bonds.
A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value
(sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

FD 01413